Schedule 14A Information
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
 (Amendment No. _)
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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material under Section 240.14a-12

TEMPLETON GLOBAL INVESTMENT TRUST
(Name of Registrant as Specified in its Charter)

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TEMPLETON FRONTIER MARKETS FUND
(a series of Templeton Global Investment Trust)

A Special Meeting of Shareholders of Templeton Frontier Markets Fund (the "Fund"), a series of Templeton Global Investment Trust (the "Trust"), will be held on October 30, 2017, to vote on six important proposals that affect the Fund.  Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Trust and Fund have been carefully reviewed by the Trust's Board of Trustees (the "Board"). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund.  The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package. Be sure to sign the card or the form before mailing it in the postage-paid envelope. If eligible, you may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.

We welcome your comments.  If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, our proxy solicitor, toll-free at 800-967-5068.  Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.  Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect the Fund. The proposals are described in greater detail in the enclosed proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

Q&A

1

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on each proposal. Your vote is important, no matter how large or small your holdings may be.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve a new investment management agreement with Franklin Templeton Investment Management Limited.
4.	To approve a new subadvisory agreement with Franklin Templeton Investments (ME) Limited.
5.	To approve an amended fundamental investment policy regarding industry concentration.
6.	To approve an amended fundamental investment restriction regarding investments in commodities.
Has the Board approved the proposals?

Yes.  The Board has unanimously approved each of the proposals and recommends that you vote to approve each proposal for the Fund.

1. To elect a Board of Trustees of the Trust.

What role does the Board play?

The Board has the responsibility for looking after the interests of the shareholders of the series comprising the Trust, including the Fund.  As such, the Board has an obligation to serve the best interests of shareholders in providing oversight of the Fund, including approving policy changes. In addition, the Board, among other things, reviews the Fund's performance, oversees the Fund's activities, and reviews contractual arrangements with the Fund's service providers.

What is the affiliation of the Board and Franklin Templeton Investments?

The Board is currently, and is proposed to continue to be, composed of over 75% "independent" trustees and two "interested" trustees.  Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management.  Independent trustees have no affiliation with Franklin Templeton Investments and are compensated by the Trust.

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2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a "manager of managers" structure that would permit the Fund's investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments, and subadvisers that are not affiliated with Franklin Templeton Investments, without obtaining prior shareholder approval (the "Manager of Managers Structure").  The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by the Fund.  If the proposal is approved for the Fund, and the Board and the Fund's investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund's shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming the conditions of the Manager of Managers Order are met.  Rather, the Fund's Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.  The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

3.	To approve a new investment management agreement with Franklin Templeton Investment Management Limited ("FTIML").

Why is a new investment management agreement with FTIML being recommended?

FTIML is recommended to replace Templeton Asset Management, Ltd. ("TAML") as the Fund's investment manager in order to allow Carlos Hardenberg, Director of Frontier Markets Strategy for Templeton Emerging Markets Group and a portfolio manager of FTIML, to serve as lead portfolio manager for the Fund. As Director of Frontier Markets Strategy, Mr. Hardenberg is responsible for the design, implementation and ongoing refinement of the Frontier Markets Strategy across Franklin Templeton Investment's individual portfolios. Mr. Hardenberg is responsible for setting the overall strategy for his respective area, providing guidance and thought leadership, coordinating appropriate resources and coverage, and leveraging the group's expertise to add value across products within the strategy.

What effect, if any, will the approval of the proposed new investment management agreement with FTIML have on the Fund's management fees?

The approval of the proposed new investment management agreement with FTIML for the Fund will have no impact on the amount of management fees paid by the Fund. The proposed investment management

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agreement with FTIML will have the same fee schedule as the Fund's current investment management agreement with TAML.

4.	To approve a new subadvisory agreement with Franklin Templeton Investments (ME) Limited ("FTIME").

Why is a new subadvisory agreement with FTIME being recommended?

FTIME is recommended to serve as the Fund's subadviser in order to allow Ahmed Awny, CFA, CAIA, and David Haglund to serve as additional portfolio managers for the Fund, providing support to Mr. Hardenberg. Messrs. Awny and Haglund, each a senior vice president and senior executive director for FTIME with equity research responsibility for the Middle East and North Africa and Sub-Saharan Africa regions, have been key contributors to the Frontier Markets Strategy since its inception.

What effect, if any, will the approval of the proposed new subadvisory agreement with FTIME have on the Fund's management fees?

The approval of the proposed subadvisory agreement with FTIML for the Fund will have no impact on the amount of management fees paid by the Fund because FTIME's fees will be paid from the fees that FTIML receives from the Fund pursuant to the proposed investment management agreement, if approved by shareholders.

5. To approve an amendment to the current fundamental investment policy regarding industry concentration.

What is the fundamental investment policy regarding industry concentration?

The Investment Company Act of 1940 (the "1940 Act") requires every investment company to adopt a fundamental investment policy regarding industry concentration. Currently, the Fund may only concentrate in an industry up to 35% of the Fund's net assets if such industry represents over 20% of the Fund's current primary benchmark index (the MSCI Frontier Markets Index).

The Fund's concentration policy is recommended to be amended so that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in the financial services group of industries. Given the historical and current prominence of the financial services group of industries to frontier markets, the Fund's investment manager expects this group of industries to remain a prominent component of frontier markets for the foreseeable future.

What effect will amending the current fundamental investment policy regarding industry concentration have on the Fund?

If approved by shareholders, the new fundamental investment policy regarding concentration would require the Fund to invest more than 25% of its net assets in the securities issued by companies operating in the financial services group of industries, and it is expected that the Fund may at times invest more than 35% of its net assets in such group of industries.

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6.	To approve an amendment to the Fund's current fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The 1940 Act requires every investment company to adopt a fundamental investment policy governing investments in commodities.  A "fundamental" investment policy may be modified only by a vote of a majority of the investment company's outstanding voting securities (as defined in the 1940 Act).
The Fund's current fundamental investment restriction regarding commodities states that the Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, provided however, that the restriction does not prevent the Fund from engaging in certain derivatives and investing in securities or other instruments that are secured by physical commodities.

What will be the effect of the amendment to the Fund's current fundamental investment restriction regarding investments in commodities?

Since the initial adoption of this restriction for the Fund, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved.  New types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments.  The Fund's investment manager believes that it is in the Fund's best interests to amend the current fundamental investment restriction in order to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund's investment goal and subject to oversight by the Board.  Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

The Board and the Fund's investment manager do not anticipate that the proposed amendment to the Fund's fundamental investment restriction regarding investments in commodities would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the "Solicitor") is a company that has been engaged by the Trust, on behalf of the Fund, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with Franklin Templeton Investments.  In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date.  The record date is August 21, 2017.

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How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope.  If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card or voting instruction form and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at 800-967-5068.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card or voting instruction form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card or voting instruction form.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

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TEMPLETON FRONTIER MARKETS FUND
(a series of Templeton Global Investment Trust)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of Templeton Frontier Markets Fund (the "Fund"), a series of Templeton Global Investment Trust (the "Trust"), scheduled for October 30, 2017 at 10:00 a.m., Pacific time, at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, 94403-1906.  The enclosed materials discuss several proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund.  If you specify a vote on all Proposals, your proxy will be voted as you indicate.  If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s), and on the Proposal(s) for which no vote is specified, your proxy will be voted "FOR" the Proposal(s).  If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted "FOR" each Proposal.
We urge you to spend a few minutes reviewing the Proposals in the proxy statement.  Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings.  PLEASE COMPLETE, SIGN AND RETURN the proxy card.
We welcome your comments.  If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at 800-967-5068.  Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.
TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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TEMPLETON FRONTIER MARKETS FUND
(a series of Templeton Global Investment Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Templeton Global Investment Trust (the "Trust"), on behalf of Templeton Frontier Markets Fund (the "Fund"), a series of the Trust, has called a Special Meeting of Shareholders of the Fund (the "Meeting"), which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, 94403-1906 on October 30, 2017 at 10:00 a.m., Pacific time.1
During the Meeting, shareholders of the Fund will vote on the following Proposals:
1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve a new Investment Management Agreement with Franklin Templeton Investment Management Limited.
4.	To approve a new Subadvisory Agreement with Franklin Templeton Investments (ME) Limited.
5.	To approve an amended fundamental investment policy regarding industry concentration.
6.	To approve an amended fundamental investment restriction regarding investments in commodities.
By Order of the Board of Trustees, Craig S. Tyle Vice President

August __, 2017
Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope, or, if eligible, vote your shares by telephone or through the Internet, regardless of the number of shares you own.

[1]
The Meeting will be held simultaneously with the special meetings of shareholders of the other series of the Trust and certain other U.S. registered investment companies within the Franklin Templeton Investments fund complex, which are issuing separate proxy solicitation materials.

1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON OCTOBER 30, 2017

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at http://www.proxyonline.com/docs/FTproxy.  The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at 800-967-5068.

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PROXY STATEMENT

TABLE OF CONTENTS

		Page
• INFORMATION ABOUT VOTING		1
• THE PROPOSALS		3
PROPOSAL 1:	TO ELECT A BOARD OF TRUSTEES OF THE TRUST	3
PROPOSAL 2:	TO APPROVE THE USE OF A "MANAGER OF MANAGERS" STRUCTURE WHEREBY THE FUND'S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL	18
INTRODUCTION TO PROPOSALS 3 AND 4		22
PROPOSAL 3:	TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED	22
PROPOSAL 4:	TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED	30
PROPOSAL 5:	TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION	36
PROPOSAL 6:	TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES	38
• ADDITIONAL INFORMATION ABOUT THE FUND		40
• FURTHER INFORMATION ABOUT VOTING AND THE MEETING		42

EXHIBITS

Exhibit A – Nominating Committee Charter		A-1

Exhibit B – Form of New Franklin Templeton Investment Management Limited Investment Management Agreement		B-1

Exhibit C – Form of Franklin Templeton Investments (ME) Limited Subadvisory Agreement		C-1

Exhibit D – Principal Holders of Shares as of May 31, 2017		D-1

i

TEMPLETON FRONTIER MARKETS FUND
(a series of Templeton Global Investment Trust)

PROXY STATEMENT

♦	INFORMATION ABOUT VOTING
Who is asking for my vote?
The Board of Trustees (the "Board" or the "Trustees") of Templeton Global Investment Trust (the "Trust"), on behalf of Templeton Frontier Markets Fund (the "Fund"), in connection with a Special Meeting of Shareholders of the Fund to be held on Monday, October 30, 2017 (the "Meeting"), has requested your vote on several matters (the "Proposals" or, each, a "Proposal").2
Who is eligible to vote?
Shareholders of record at the close of business on August 21, 2017 are entitled to be present and to vote at the Meeting or any adjourned Meeting.  Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.  The Notice of Special Meeting of Shareholders, the proxy card or voting instruction form, and the proxy statement were first mailed to shareholders of record on or about August 30, 2017.
On what issues am I being asked to vote?
Shareholders are being asked to vote on the following Proposals:
1.	To elect a Board of Trustees of the Trust;
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval;
3.	To approve a new Investment Management Agreement with Franklin Templeton Investment Management Limited ("FTIML");
4.	To approve a new Subadvisory Agreement with Franklin Templeton Investments (ME) Limited ("FTIME");

[1]
The Meeting will be held simultaneously with the special meetings of shareholders of the other series of the Trust and certain other U.S. registered investment companies within the Franklin Templeton Investments fund complex, which are issuing separate proxy solicitation materials.

5.	To approve an amended fundamental investment policy regarding industry concentration; and
6.	To approve an amended fundamental investment restriction regarding investments in commodities.
How does the Board recommend that I vote?
The Board, on behalf of the Fund, unanimously recommends that you vote:
1.	FOR the election of all nominees as Trustees of the Trust;
2.	FOR the approval of the use of a manager of managers structure;
3.	FOR the approval of a new Investment Management Agreement with FTIML;
4.	FOR the approval of a new Subadvisory Agreement with FTIME;
5.	FOR the approval of an amended fundamental investment policy regarding industry concentration; and
6.	FOR the approval of an amended fundamental investment restriction regarding investments in commodities.
How do I ensure that my vote is accurately recorded?
You may submit your proxy card or voting instruction form in one of four ways:
•
By Internet (if eligible).  The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form.  You will be required to provide your control number located on the proxy card or voting instruction form.

•
By Telephone (if eligible).  The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form.  You will be required to provide your control number located on the proxy card or voting instruction form.

•
By Mail.  Mark the enclosed proxy card or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided.  A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy, the Fund receives a specific written notice to the contrary from any one of the joint owners.

•	In Person at the Meeting. You can vote your shares in person at the Meeting.
If you require additional information regarding the Meeting, you may contact AST Fund Solutions, LLC (the "Solicitor"), the proxy solicitor, toll-free at 800-967-5068.  Please see the section entitled "FURTHER INFORMATION ABOUT VOTING AND THE MEETING" for more information on the Solicitor.
Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote on any of the Proposals, your proxy will be voted as you indicate.  If you specify a vote on one or more Proposals but not the other Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted "FOR" the Proposal(s).  If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your proxy will be voted "FOR" all Proposals.
May I revoke my proxy?
You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.
May I attend the Meeting in person?
Shareholders of record at the close of business on August 21, 2017 are entitled to attend the Meeting.  Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of August 21, 2017, and a valid picture identification, such as a driver's license or passport, for admission to the Meeting.  Seating is very limited.  Shareholders without proof of ownership and identification will not be admitted.
What if my shares are held in a brokerage account?
If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Elections at the Meeting.  Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the Fund.
♦	THE PROPOSALS
PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES OF THE TRUST
How are nominees selected?
The Board has a Nominating Committee comprised of Edith E. Holiday (Chair), J. Michael Luttig and Larry D. Thompson.  None of the members of the Nominating Committee is an "interested person" of the Trust as defined by the Investment Company Act of 1940, as amended (the "1940 Act").  Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees," and Trustees who are interested persons of the Trust are referred to as the "Interested Trustees."

The Nominating Committee is responsible for selecting candidates to serve as Trustees for the Trust and recommending such candidates:  (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board.  In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation.  In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee:  (1) that such candidate be independent from relationships with the Trust's investment manager(s) and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.  The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.
When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below).  Such individuals are evaluated based upon the criteria described above.  To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates.  The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Board member, including as an Independent Trustee, of the Trust.  A Qualifying Fund Shareholder is a shareholder who:  (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four (24) month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information:  (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.
The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.
The Board has adopted and approved a formal written charter for the Nominating Committee (the "Charter").  A copy of the Charter is attached to this proxy statement as Exhibit A.
Who are the nominees for Trustees?
Shareholders of the Fund are being asked to vote for the election of the Trustees who will supervise the Trust (including the Fund).  The nominees for Independent Trustee are Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade.  The nominees for Interested Trustee are Gregory E. Johnson and Rupert H. Johnson, Jr.
If elected, each nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation or removal.  The Board of the Trust currently is comprised of ten Trustees.  All of the nominees, other than Ms. Choksi, currently serve as Trustees of the Trust, and all of the nominees are currently directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.
Interested Trustees of the Trust hold director and/or officer positions with, or are principal stockholders of, Franklin Resources, Inc. ("Resources") and its affiliates.  Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 19.06% of its outstanding shares as of June 30, 2017. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, for both of which he disclaims beneficial ownership.  Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.  Resources is a New York Stock Exchange ("NYSE") listed holding company (NYSE: BEN).  Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson, both nominees for Interested Trustee of the Trust.  There are no other family relationships among the officers or nominees for Trustee.
Each nominee currently is available and has consented to serve if elected.  If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustee(s).
Set forth in the table below are the nominees who are standing for election by shareholders of the Trust for the first time, and the person(s) who initially recommended them for consideration as nominees for Board membership:

Independent Trustee Nominees:	Recommended by:
Ann Torre Bates	An incumbent Independent Board Member
Mary C. Choksi	An incumbent Independent Board Member
J. Michael Luttig	An incumbent Independent Board Member
Interested Trustee Nominees:
Gregory E. Johnson	Executive Officers of Franklin Resources, Inc.
Rupert H. Johnson, Jr.	Executive Officers of Franklin Resources, Inc.

Information regarding the nominees appears below, including information on the business activities of the nominees during the past five years and beyond.  In addition to personal qualities, such as integrity, the role of an effective Board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations.  The Board believes that the specific background of each nominee for Trustee evidences such ability and is appropriate to his or her serving on the Board.  As indicated below, Harris J. Ashton has served as a chief executive officer of NYSE-listed public corporations; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; David W. Niemiec has been a chief financial officer of a major corporation; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Robert E. Wade has had more than thirty years' experience as a practicing attorney; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.
Listed below with the business activities of the nominees are their names and years of birth, their positions and length of service with the Trust, and the number of Fund portfolios in the Franklin Templeton Investments fund complex that they oversee.
Nominees for Independent Trustee:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1994	140
Other Directorships Held During at Least the Past 5 Years: Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	42
Other Directorships Held During at Least the Past 5 Years:
Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997- 2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Not applicable.	Not applicable.	134
Other Directorships Held During at Least the Past 5 Years: Avis Budget Group Inc. (car rental) (2007-present) and Omnicom Group Inc. (advertising and marketing communications services) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	140
Other Directorships Held During at Least the Past 5 Years:
Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001- present), White Mountains Insurance Group, Ltd. (holding company) (2004- present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
Other Directorships Held During at Least the Past 5 Years: Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42
Other Directorships Held During at Least the Past 5 Years: Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	140
Other Directorships Held During at Least the Past 5 Years:
The Southern Company (energy company) (2014- present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	26
Other Directorships Held During at Least the Past 5 Years: None.
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301- 1923	Trustee	Since 2006	42
Other Directorships Held During at Least the Past 5 Years: El Oro Ltd (investments) (2003 – present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1972-2008) and member of various boards.

Nominees for Interested Trustee:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	156
Other Directorships Held During at Least the Past 5 Years: None.
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013, and Vice President since 1996	140
Other Directorships Held During at Least the Past 5 Years: None.
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

*
The number of portfolios is based on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.  These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

**
Gregory E. Johnson and Rupert H. Johnson, Jr. are "interested persons" of the Trust as defined by the 1940 Act.  The 1940 Act limits the percentage of interested persons who can comprise a trust's board of trustees.  Gregory E. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust due to their positions as officers, directors and/or shareholders of Resources.  Gregory E. Johnson is the nephew of Rupert H. Johnson, Jr.  The remaining nominees are Independent Trustee nominees.

How often does the Board meet and what are Trustees paid?
The role of the Board is to provide general oversight of the Trust's business and to ensure that the Trust and its funds, including the Fund, are operated for the benefit of all fund shareholders.  The Board met five times during the prior fiscal year and anticipates meeting at least five times during the current fiscal year, and more frequently as necessary.  The Board also oversees the services furnished to the Trust and the Fund by the Fund's investment manager, Templeton Asset Management Ltd. ("TAML" or the "Investment Manager"), and various other service providers.
All of the current Independent Trustees serve as board members of other Franklin Templeton funds, many of which hold meetings at different dates and times.  The Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.
Each nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Trustee served during the Trust's most recent fiscal year.  During the fiscal year ended March 31, 2017, there were five meetings of the Board, six meetings of the Audit Committee, and three meetings of the Nominating Committee.  The Trust does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings.  The Trust did not hold, and was not required to hold, an annual meeting at which Trustees were elected during its last fiscal year.
The Independent Trustees, along with Ms. Choksi, constitute the sole independent board members of 14 investment companies in the Franklin Templeton Investments complex for which each Independent Trustee currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Trust.  To the extent held, compensation may also be paid for attendance at specially held board meetings.  The Trust's lead Independent Trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust.  Board members who serve on the Audit Committee receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust.  David W. Niemiec, who serves as chairman of the Audit Committee, receives an additional fee of $15,000 per year, a portion of which is allocated to the Trust.  Members of the Committees are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting.
Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings and are paid by each fund in Franklin Templeton Investments for which they serve as a Board member.  The Interested Trustees and certain officers of the Trust who are shareholders of Resources are not compensated by the Trust for their services, but may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the Franklin Templeton funds.  The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees.  No pension or retirement benefits are accrued as part of Fund expenses.
The table below indicates the amount each Independent Trustee received from (i) the Trust, for the Trust's fiscal year ended March 31, 2017, and (ii) all funds in the Franklin Templeton Investments fund complex as a whole during the 12 months ended May 31, 2017, as well as the estimated annual benefits, if any, upon retirement.
Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Investments Fund Complex	Number of Boards within Franklin Templeton Investments Fund Complex on which the Trustee Serves*
Harris J. Ashton	$17,890	None	None	$___________	40
Ann Torre Bates**	$18,691	None	None	$___________	18
Mary C. Choksi***	None	None	None	$___________	39
Edith E. Holiday	$18,974	None	None	$___________	40
J. Michael Luttig	$18,238	None	None	$___________	40
David W. Niemiec	$19,246	None	None	$___________	18
Larry D. Thompson	$18,104	None	None	$___________	40
Constantine D. Tseretopoulos	$18,691	None	None	$___________	14
Robert E. Wade**	$18,104	None	None	$___________	18

*
We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex.  This number does not include the total number of series or funds within each investment company for which the board members are responsible.  The Franklin Templeton Investments fund complex currently includes 45 U.S. registered investment companies, with approximately 166 U.S. based funds or series.

**
Ann Torre Bates and Robert E. Wade are also independent board members of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such funds prior to the date the plan was discontinued.

***	Ms. Choksi is a nominee for Independent Trustee and has not yet served on the Board.
Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals.  In February 1998, this policy was formalized through the adoption of a requirement that each Board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding Committee fees) in shares of one or more Templeton funds and one-

third of fees received for serving as a director or trustee of a Franklin fund (excluding Committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members.  In implementing such policy, a Board member's fund holdings existing on February 27, 1998 are valued as of such date with subsequent investments valued at cost.
The following tables provide the dollar range of equity securities of the Fund and of all funds in the Franklin Templeton Investments fund complex overseen by the Board nominees that are beneficially owned by them as of May 31, 2017.  The aggregate dollar range of equity securities in all funds overseen by each Board nominee in the Franklin Templeton Investments Fund Complex was over $100,000.
Nominees for Independent Trustee:
Name of Nominee	Dollar Range of Equity Securities in the Fund
Harris J. Ashton	None
Ann Torre Bates	None
Mary C. Choksi	None
Edith E. Holiday	None
J. Michael Luttig	None
David W. Niemiec	$50,001-100,000
Larry D. Thompson	None
Constantine D. Tseretopoulos	None
Robert E. Wade	None

Nominees for Interested Trustee:
Name of Nominee	Dollar Range of Equity Securities in the Fund
Gregory E. Johnson	None
Rupert H. Johnson, Jr	None

There were no purchases or sales of any securities in excess of 1% of any class of outstanding securities of the Investment Manager or any of the Investment Manager's parents or subsidiaries by any nominee for election as a Trustee of the Trust since the beginning of the Trust's most recently completed fiscal year.
Who are the Executive Officers of the Trust?
Officers of the Trust are appointed by and serve at the pleasure of the Board.  Listed below for the Executive Officers of the Trust are their names, years of birth and addresses, as well as their positions and length of service with the Trust, and principal occupations during the past five years.

Name, Address and Year of Birth	Position(s) with Fund	Length of Time Served
Rupert H. Johnson, Jr.	Current Trustee and Chairman of the Board Vice President	Chairman of the Board and Trustee since 2013 Vice President since 1996
Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson, Jr.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since June 2017

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Name, Address and Year of Birth	Position(s) with Fund	Length of Time Served
Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since June 2017
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of eighteen of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President - AML Compliance	Since 2016
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015

Name, Address and Year of Birth	Position(s) with Fund	Length of Time Served
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

What are the Standing Committees of the Board?
In addition to the Nominating Committee, the Board has a standing Audit Committee.  The Audit Committee is responsible for the appointment, compensation and retention of the Trust's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Trust's auditors to the full Board and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal auditing.  The Audit Committee is comprised of Ann Torre Bates, J. Michael Luttig, David W. Niemiec (Chair), and Constantine D. Tseretopoulos.  All of the members of the Audit Committee are Independent Trustees.
Selection of Auditors.  The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as the independent auditors for the Trust's current fiscal year.  Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.
Audit Fee Information
Audit Fees.  The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Trust's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $139,696 for the fiscal year ended March 31, 2017 and $96,106 for the fiscal year ended March 31, 2016.
Audit-Related Fees.  There were no fees paid to PwC for assurance and related services rendered by PwC to the Trust that are reasonably related to the performance of the audit of the Trust's financial statements and not reported under "Audit Fees" above.

In addition, the Audit Committee pre-approves PwC's engagement for audit-related services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust.  For the fiscal years ended March 31, 2017 and 2016, there were no fees paid to PwC for such services.
Tax Fees.  There were no fees paid to PwC for professional services rendered by PwC to the Trust for tax compliance, tax advice and tax planning (together, "tax services") for the fiscal years ended March 31, 2017 and 2016.
In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust.  For the fiscal years ended March 31, 2017 and 2016, there were no fees paid to PwC for such services.
All Other Fees.  The aggregate fees paid for products and services provided by PwC to the Trust, other than the services reported above, were $0 for the fiscal year ended March 31, 2017 and $315 for the fiscal year ended March 31, 2016.  The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.
In addition, the Audit Committee pre-approves PwC's engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust.  The fees paid to PwC for such other services and not reported above were $0 for the fiscal year ended March 31, 2017 and $9,000 for the fiscal year ended March 31, 2016.  The services for which these fees were paid include preparation and review of materials provided to the Board in connection with the investment management contract renewal process and certifying assets under management.
Aggregate Non-Audit Fees.  The aggregate fees paid to PwC for non-audit services provided by PwC to the Trust, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust were $0 for the fiscal year ended March 31, 2017 and $9,315 for the fiscal year ended March 31, 2016.  The aggregate non-audit fees for the fiscal year ended March 31, 2016 include the amounts shown under All Other Fees ($9,315).
The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust is compatible with maintaining PwC's independence.
Audit Committee Pre-Approval Policies and Procedures.  As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X.  As a result, all such services described above and provided by PwC must be pre-approved by the Audit Committee.

What is the Board's Role in Risk Oversight?
The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the Investment Manager's initiative.  In addition, the Audit Committee of the Board meets regularly with the Investment Manager's internal audit group to review reports on its examination of functions and processes within Franklin Templeton Investments that affect the Trust and the Fund, and reviews and discusses the Trust's and the Fund's processes with respect to risk assessment and risk management.
With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund.  In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk.  To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund's risk profile, the Board generally is consulted with respect to such change.  To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments.  In addition, the Investment Manager's investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.
With respect to valuation, the Trust's administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value.  Such reports also include information concerning illiquid securities within the Fund's portfolio.  The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities.  In addition, the Trust's Audit Committee reviews valuation procedures and results with the Trust's independent auditors in connection with the Committee's review of the results of the audit of the Fund's year-end financial statements.
With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager's compliance group and meets regularly with the Trust's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks.  In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board.  The Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust's service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.  Franklin Templeton Investments periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level.  Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

What is the leadership structure of the Board?
Seventy-five percent or more of Board members consist of Independent Trustees who are not deemed to be "interested persons" by reason of their relationship with the Trust's management or otherwise as provided under the 1940 Act.  While the Chairman of the Board is an interested person, the Board is also served by a lead Independent Trustee.  The lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions and issues raised by the Independent Trustees.  The lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed.  It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.
What is the Required Vote on Proposal 1?
For Proposal 1, the Trustee nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the funds of the Trust, including the Fund.  This means that the Trustee nominees receiving the largest number of votes will be elected to fill the available positions.
The vote of shareholders of all other funds of the Trust are being solicited pursuant to a separate proxy statement.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE ELECTION OF EACH
OF THE NOMINEES TO THE BOARD

PROPOSAL 2:	TO APPROVE THE USE OF A "MANAGER OF MANAGERS" STRUCTURE WHEREBY THE FUND'S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL
Background
Pursuant to an investment management agreement between the Fund and the Investment Manager, the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund's assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Board.
The Investment Manager is indirectly owned by Resources.  Many of Resources' subsidiaries that provide investment management services (together, the "Investment Manager Affiliates," and each, an "Investment Manager Affiliate") are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes.  Resources operates the Investment Manager Affiliates on a unified basis.  For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures.  While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters.  Depending on the strategy for a particular fund, the fund's investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to fund shareholders the full benefit of the global resources of Resources.  Alternatively, a fund's investment manager may wish to provide the fund with the skill and expertise of a subadviser that is not affiliated in any way with Resources or the fund's investment manager.
Provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders.  The SEC, however, has issued an exemptive order (the "Order") to Franklin Advisers, Inc. ("FAI") that permits FAI, and any Investment Manager Affiliates (such as the Investment Manager) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval (the "Manager of Managers Structure").  Under the Order, the hiring of new subadvisers remains subject to the approval of the Board, including a majority of the Independent Trustees, as well as certain other conditions.  The Order would allow the Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly owned, directly or indirectly, by the same corporate parent), and new subadvisers that are not affiliated with the Investment Manager in any way.  Before the Fund may rely on the Order, the Fund's use of the Manager of Managers Structure must be approved by a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act and discussed below.
Why am I being asked to vote on this Proposal?
The Board determined to seek shareholder approval of the Manager of Managers Structure in reliance on the Order in connection with the Meeting, which otherwise was called to elect Trustees and to vote on other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund.  The process of seeking shareholder approval of the Manager of Managers Structure in the future could cause delays in executing changes that the Board and the Investment Manager have determined are in the best interests of the Fund.  Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.
Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure.  However, because the Fund was launched before the Order was received, shareholder approval is now required for the Fund to use the Manager of Managers Structure in reliance on the Order.
The Investment Manager currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposals 3 and 4 below.  However, as noted above, Resources is a global investment management organization with offices and Investment

Manager Affiliates located around the world.  From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or if the Investment Manager believes it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate.  If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.  For example, as discussed in Proposal 4, shareholders of the Fund are being asked to approve a new subadvisory agreement for the Fund in order to allow Ahmed Awny and David Haglund, employees of Franklin Templeton Investments (ME) Limited, an Investment Manager Affiliate, to join the Fund's existing portfolio management team.  If the Fund had been authorized to use the Manager of Managers Structure, shareholder approval of the subadvisory agreement for the Fund would not be necessary.
How will the Manager of Managers Structure Operate?
Under the Manager of Managers Structure, the Investment Manager will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval.  However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.  In addition, if the Manager of Managers Structure is approved for the Fund, the Fund's investment management agreement will be amended to allow for subadvisory agreements that are not approved by shareholders.
Under the Manager of Managers Structure, the Investment Manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement.  Specifically, the Order requires the Investment Manager to, subject to the review and approval of the Board, including a majority of the Independent Trustees:  (a) set the Fund's overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund's assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund's investment goal, policies and restrictions.  In addition, subject to the review by the Board, the Investment Manager is required to:  (a) when appropriate, allocate and reallocate the Fund's assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers.  The replacement of the Investment Manager or the imposition of material changes to the Fund's investment management agreement would, however, require prior shareholder approval.
If the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would without obtaining shareholder approval:  (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Investment Manager to allocate and reallocate the Fund's assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.
Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Investment

Manager could immediately manage the Fund's assets.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.
How does this Proposal affect my fees as a shareholder of the Fund?
Approval of this Proposal will not affect your fees as a shareholder of the Fund.  The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund.  Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.
How does this Proposal affect my right to vote on subadvisory agreements?
If Proposal 2 is approved for the Fund, and the Board and the Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund's shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met.  Rather, the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.
Why did the Board approve the Manager of Managers Structure?
The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure in reliance on the Order at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.
What is the Required Vote on Proposal 2?
For Proposal 2, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act as the lesser of:  (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a "1940 Act Majority").
If Proposal 2 is not approved by the Fund's shareholders, then the Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.
THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4
Templeton Emerging Markets Group ("TEMG") is a unit of Franklin Templeton Investments ("FTI") with over 50 portfolio managers, analysts and other investment professionals across various Investment Manager Affiliates dedicated to emerging and frontier markets.  FTI recently began initiating a series of new portfolio manager assignments within TEMG that are designed to align TEMG's portfolio management teams across its fund offerings, to recognize the investment leadership roles that key individuals have been playing in their specific strategies, and to further formalize their contribution and responsibility in the management of specific portfolios.
In particular, FTI recommended adding Carlos Hardenberg, Director of Frontier Markets Strategy of TEMG and a portfolio manager of FTIML, to the portfolio management team of the Fund.  Mr. Hardenberg has served in an investment leadership role with regard to the Frontier Markets Strategy since its inception in 2008, and was named Director of Frontier Markets Strategy on January 1, 2016.  As Director of Frontier Markets Strategy, Mr. Hardenberg is responsible for the design, implementation and ongoing refinement of the Frontier Markets Strategy across FTI's individual portfolios.  Mr. Hardenberg also collaborates on FTI's Global Emerging Markets strategies.
FTI also recommended that Franklin Templeton Investments (ME) Limited ("FTIME") serve as the Fund's subadviser in order to allow Ahmed Awny, CFA, CAIA, and David Haglund to serve as additional portfolio managers for the Fund, providing support to Mr. Hardenberg.  Messrs. Awny and Haglund have been key contributors to the Frontier Markets Strategy since its inception.
As discussed in Proposals 3 and 4 in this proxy statement, the Board unanimously recommends that the shareholders of the Fund approve:  (i) a new investment management agreement (the "New FTIML IM Agreement") with FTIML; and (ii) a Subadvisory Agreement (the "FTIME Subadvisory Agreement") between FTIML, as the Investment Manager for the Fund, and FTIME.
PROPOSAL 3:	TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED
Why is FTIML recommended to serve as the Fund's Investment Manager?
Mr. Hardenberg is senior vice president and Director of Frontier Markets Strategy for TEMG.  In this capacity, Mr. Hardenberg is responsible for setting the overall strategy for his respective area, providing guidance and thought leadership, coordinating appropriate resources and coverage, and leveraging the group's expertise to add value across products within the strategy.  Mr. Hardenberg is a portfolio manager with FTIML, and currently serves as lead portfolio manager for the offshore version of the Fund.
In recognition of Mr. Hardenberg's leadership role as Director of Frontier Markets Strategy for TEMG and position as a portfolio manager with FTIML, FTIML is recommended to serve as the Fund's Investment Manager in order to allow Mr. Hardenberg to serve as lead portfolio manager for the Fund.
TAML has served as the Investment Manager for the Fund since its inception on October 14, 2008.  The current portfolio management team for the Fund consists of Mark Mobius, Ph.D., Executive Chairman of TEMG and portfolio manager of TAML, and Tom Wu, Director and portfolio manager of TAML.  If the New FTIML IM Agreement is approved by shareholders of the Fund, Dr. Mobius and Mr. Wu will step down as the listed portfolio managers of the Fund.  However, Dr. Mobius will continue to serve as Executive Chairman of TEMG, contributing investment ideas and research for the group, and Mr. Wu will remain Director of Portfolio Administration and Deputy Director of Research of TEMG.
FTI believes that it is in the best interests of the Fund's shareholders for Mr. Hardenberg to serve as the lead portfolio manager of the Fund.  Mr. Hardenberg is a portfolio manager with FTIML.  Accordingly, in order for Mr. Hardenberg to serve as lead portfolio manager of the Fund, the Trust, on behalf of the Fund, would need to enter into the New FTIML IM Agreement.  Pursuant to Section 15 of the 1940 Act, a new investment management agreement requires the approval of the Fund's shareholders.  Therefore, shareholders of the Fund are being asked to approve the New FTIML IM Agreement.  The form of New FTIML IM Agreement is included as Exhibit B to this proxy statement.
There is no proposed change in the level of investment management fees to be paid by the Fund, and the approval of the New FTIML IM Agreement will not affect how the Fund is managed or the Fund's investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.
Additional Information about TAML
TAML, with its principal offices at 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987, is the current Investment Manager for the Fund.  TAML is organized as a public company limited by shares incorporated in Singapore, and is registered as an investment adviser with the SEC.
TAML serves as the Fund's Investment Manager pursuant to an amended and restated investment management agreement dated May 1, 2013 (the "Current TAML IM Agreement").  The Board most recently voted to renew the Current TAML IM Agreement on February 28, 2017.  The Current TAML IM Agreement was last submitted to the Fund's sole shareholder on July 16, 2008 in connection with the organization of the Fund.
For the fiscal year ended March 31, 2017, the amount of investment management fees paid to TAML by the Fund was $8,228,665, after taking account of TAML's agreement to waive its fees and reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund.  Before any such waiver, the Fund's investment management fees totaled $8,261,912.
TAML is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, and an indirect wholly owned subsidiary of Resources.  The following table sets forth the name and principal occupation of the principal executive officers and each director of

TAML.  Unless otherwise noted, the business address of the principal executive officers and each director in the table below is 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987.
Name and Address	Position	Principal Occupation
Wai Kwok Wu	Director	Senior Executive Vice President, Senior Managing Director, Deputy Director of Research, Director of Portfolio Administration for TEMG
Jed A. Plafker One Franklin Parkway San Mateo, CA 94403-1906	Director	President of Franklin Templeton International
Adam J. Quaife	Co-Chief Executive Officer and Director	Regional Head of Southeast Asia
Tek-Khoan Ong	Co-Chief Executive Officer and Director	Senior Executive Vice President, Managing Director and Director of Research for TEMG

Additional Information about FTIML
FTIML, with its principal offices at Cannon Place, 78 Cannon Street, London, England EC4N 6HL, is the proposed investment manager for the Fund.  FTIML is organized as a Private Limited Company in England, and is registered as an investment adviser with the SEC.
On May 23, 2017, the Board voted to approve the New FTIML IM Agreement and to submit the New FTIML IM Agreement to the Fund's shareholders for approval.
FTIML is a wholly owned subsidiary of Franklin Templeton Global Investors Limited, and an indirect wholly owned subsidiary of Resources.  The following table sets forth the name and principal occupation of the principal executive officer and each director of FTIML.  Unless otherwise noted, the business address of the principal executive officer and each director in the table below is Cannon Place, 78 Cannon Street, London, England EC4N 6HL.
Name and Address	Position	Principal Occupation
Paul J. Brady	Director	Operations Director
Kellie A. Hargraves	Director	Chief Compliance Officer – International
Alexander Brotherston Toronto Square Infirmary Street Leeds 6S1 2HJ England	Director	Director – International Advisory Services
Adrian White 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	European Financial Controller/Director of Corporate Accounting

Name and Address	Position	Principal Occupation
William Jackson 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Senior Vice President, Franklin Templeton Services
Kathleen M. Davidson 5 Morrison Street Edinburgh EH3 8BH Scotland	Chief Executive Officer	Chief Administration Officer and Director of International Business Development
Vivek M. Kudva Indiabulls Finance Centre Tower 2, 13th Floor Senapati Bapat Marg Elphinstone (West) Mumbai, 40013, India	Director	Managing Director for EMEA & India

Are there any material differences between the New FTIML IM Agreement and the Fund's current investment management agreement?
The terms of the New FTIML IM Agreement and the terms of the Current TAML IM Agreement are substantially the same, except:  (i) the investment manager is FTIML, rather than TAML; (ii) certain changes have been made to accommodate the Manager of Managers Structure (as discussed in Proposal 2 above), assuming requisite shareholder approval; (iii) a provision was added that describes FTIML's obligation to indemnify the Trust, the Fund, and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard by FTIML of its obligations or duties under the New FTIML IM Agreement; (iv) the removal of an undertaking to provide notice of a material change to the information in the New FTIML IM Agreement, as required by persons registered with the Securities and Futures Commission of Hong Kong; and (v) the addition of certain terms that are common in the latest forms of investment management agreements used across the FTI fund complex, including:  (a) a general list of expenses that are payable by the Fund; and (b) a provision clarifying that proxy voting decisions with respect to the Fund's portfolio securities are made by FTIML, unless the Board of the Trust determines otherwise.
There is no proposed change in the level of investment management fees to be paid by the Fund, nor any change in the nature or quality of services to be provided to the Fund.
What are the material terms of the New FTIML IM Agreement?
Below is a summary of the material terms of the New FTIML IM Agreement.  The following discussion is qualified in its entirety by reference to the form of New FTIML IM Agreement attached as Exhibit B to this proxy statement.
Services.  FTIML will manage the Fund's assets subject to and in accordance with the Fund's investment goals and policies, the terms of the applicable New FTIML IM Agreement, and any directions which the Board may issue from time to time.  FTIML will make all determinations with respect to the investment of the Fund's assets and the purchase and sale of the Fund's investment securities, and will take such steps as may be necessary to implement the same.
FTIML also will be responsible for providing or procuring, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in the New FTIML IM Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund's investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund's compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund's compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund's compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund's investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities. As TAML does under the Current TAML IM Agreement, FTIML will engage Franklin Templeton Services, LLC ("FT Services") to provide the foregoing services to the Fund.
Management Fees.  Pursuant to the New FTIML IM Agreement, the annual rate of the fee payable to FTIML by the Fund is identical to the annual rate of the fee paid by the Fund under the Current TAML IM Agreement to TAML, and shall be based upon the following annual rates, as a percentage of the Fund's average daily net assets:
1.45% of the value of average daily net assets up to and including $500 million;
1.40% of the value of average daily net assets over $500 million up to and including $5 billion;
1.35% of the value of average daily net assets over $5 billion up to and including $10 billion;
1.30% of the value of average daily net assets over $10 billion up to and including $15 billion;
1.25% of the value of average daily net assets over $15 billion up to and including $20 billion; and
1.20% of the value of average daily net assets over $20 billion.

Fund Expenses.  The New FTIML IM Agreement includes a general list of expenses that are payable by the Fund.  However, the obligations of the Fund and the Investment Manager with respect to Fund expenses would remain unchanged.
Brokerage.  Under the New FTIML IM Agreement, as under the Current TAML IM Agreement, FTIML will seek to obtain the most favorable price and execution available for the Fund's portfolio transactions.  The New FTIML IM Agreement recognizes that FTIML may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" provided by that broker, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act").
Proxy Voting.  The New FTIML IM Agreement provides that all decisions on proxy voting with respect to the Fund's portfolio securities will be made by the Investment Manager, unless the Board of the Trust determines otherwise.  However, the role and obligations of the Investment Manager with respect to proxy voting would remain unchanged.  Both TAML and FTIML have adopted the same proxy voting guidelines, which have been approved by the Board of the Trust.
Delegation.  The New FTIML IM Agreement includes a new provision that reflects the ability of the Fund to operate in a Manager of Managers Structure, including FTIML's obligation to supervise any subadviser, as discussed in Proposal 2 of this proxy statement, if approved by shareholders.
Limitation of Liability.  The New FTIML IM Agreement provides that in the absence of FTIML's willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New FTIML IM Agreement, neither FTIML nor its officers, directors, employees or agents will be subject to liability to the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by FTIML of its duties under the New FTIML IM Agreement.  The same limitation of liability of the investment manager is provided in the Current TAML IM Agreement.
Indemnification.  As noted above, the New FTIML IM Agreement includes a provision that more accurately describes FTIML's obligation to indemnify the Trust, the Fund, and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard by FTIML of its obligations or duties under the New FTIML IM Agreement.
Continuance.  If shareholders of the Fund approve the New FTIML IM Agreement, such Agreement will continue in effect until two years from the date of its execution, unless earlier terminated.  The New FTIML IM Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a 1940 Act Majority of the Fund's shareholders, or (b) a majority of the Board of the Trust as a whole.

Termination.  The New FTIML IM Agreement may be terminated by either party at any time, without payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Fund is approved by a majority of the Board of the Trust or by a vote of a 1940 Act Majority of the Fund's shareholders.
What other Investment Companies are Managed or Subadvised by FTIML and FTIME?
Following is a list of funds that are managed or subadvised by FTIML and FTIME that have investment objectives and strategies similar to the Fund.
Investment Manager	Name of Comparable Fund	Net Assets of Fund (in millions) (as of 5/31/17)	Annual Investment Management/ Subadvisory Fee	Investment Management/ Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
FTIML FTIME	Franklin Templeton ETF Trust – Franklin Liberty International Opportunities ETF (each a Subadviser)	$5,423,178	$71,428 (FTIML) $35,714 (FTIME)	Yes

What fees were paid by the Fund to Affiliates of TAML and FTIML during the most recent fiscal year?
Information regarding the fees paid by the Fund to affiliates of TAML and FTIML during the Fund's most recently completed fiscal year is provided below, under "ADDITIONAL INFORMATION ABOUT THE FUND."
What did the Board of the Trust consider when it approved the New FTIML IM Agreement?
At an in-person meeting held on May 23, 2017 (Meeting), the Board of the Trust, including a majority of the Independent Trustees, reviewed and approved, and recommended to shareholders the approval of, the New FTIML IM Agreement, on behalf of the Fund, for an initial two year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New FTIML IM Agreement.
The Board reviewed and considered information provided by FTIML at the Meeting specifically for the purpose of considering the approval of the New FTIML IM Agreement. The Board reviewed and considered all of the factors it deemed relevant in approving the New FTIML IM Agreement, including, but not limited to:  (i) the nature, extent and quality of the services to be provided by FTIML under the New FTIML IM Agreement; (ii) FTIML's experience as a manager of other funds and accounts, including those within the FTI organization; (iii) FTIML's strength and reputation within the industry; (iv) the extent to which economies of scale may be realized as the Fund grows; and (v) the fairness and reasonableness of the compensation under the proposed New FTIML IM Agreement.

The Board noted that management proposed that the Board approve the New FTIML IM Agreement in order to facilitate certain portfolio management team changes. The Board also noted that the terms of the New FTIML IM Agreement and the terms of the Fund's Current TAML IM Agreement are substantially the same, with a few exceptions, including the incorporation into the New FTIML IM Agreement of provisions in the latest forms of investment management agreements used across the FTI organization. The Board confirmed with management that, under the New FTIML IM Agreement, there will be no change in the level of investment management fees to be paid by the Fund, nor any change in the nature or quality of services to be provided to the Fund.
In approving the New FTIML IM Agreement, the Board, including a majority of the Independent Trustees, determined that the proposed management fee is fair and reasonable and that the New FTIML IM Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's determination.
Nature, Extent and Quality of Services.  The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by FTIML to the Fund and its shareholders. In particular, the Board reviewed and considered information regarding FTIML's experience as manager of other funds and accounts, including those within the FTI organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FTIML and FTIML's capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization. The Board's review and consideration of such information included its review and consideration of specific information provided with respect to the members of the Fund's new portfolio management team, including their background and skills, as well as their expertise in managing other funds with similar strategies to the Fund within the FTI organization. The Board noted that management was not proposing to change the Fund's investment goal, principal investment strategies or principal risks in connection with the approval of the New FTIML IM Agreement.
Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTIML to the Fund and its shareholders.
Fund Performance. The Board noted that the members of the proposed portfolio management team were new to the Fund and would replace the Fund's current portfolio management team. Accordingly, the Board did not consider the historic performance results of the Fund, other than to note prior discussions with management regarding the Fund's underperformance. The Board determined that it needed time to evaluate the effectiveness of management's actions.
Comparative Fees and Expenses.  The Board reviewed and considered information regarding the investment management fee to be charged by FTIML. The Board concluded that the investment management fee is fair and reasonable. In doing so, the Board confirmed with management that, under the New FTIML IM Agreement, there will be no change in the level of investment management fees to be paid by the Fund.  The Board further noted that the allocation of the fee between the FTIML and FTIME reflected the services to be provided by each.
Profitability.  The Board did not specifically consider information regarding the profitability of FTIML with respect to the management of the Fund, as FTIML is a new manager for the Fund. The Board noted that it annually considers profitability information that addresses the overall profitability of FTI's U.S. fund business and that the Board will consider the profitability of FTIML with respect to the management of the Fund at that time. The Board also considered the extent to which FTIML might derive ancillary benefits from fund operations.
Economies of Scale.  The Board reviewed and considered the extent to which FTIML may realize economies of scale, if any, as the Fund grows larger and whether the Fund's management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund's shareholders by reducing the Fund's effective management fees as the Fund grows in size. The Board considered FTIML's view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments FTIML incurs across the Franklin Templeton family of funds as a whole. The Board concluded that the Fund's management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.
Conclusion.  Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New FTIML IM Agreement for an initial two year period.
What is the required vote on Proposal 3?
Approval of the New FTIML IM Agreement must be approved by the affirmative vote of a 1940 Act Majority of shareholders of the Fund.  If approved, the proposed New FTIML IM Agreement is anticipated to become effective for the Fund shortly after the Meeting.
If Proposal 3 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its current management structure and the Board of the Trust will consider what steps to take with respect to the ongoing management of the Fund.
THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" PROPOSAL 3
PROPOSAL 4:	TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED
The Board of the Trust unanimously recommends that the shareholders of the Fund approve a new Subadvisory Agreement (the "FTIME Subadvisory Agreement") between FTIML, as the Investment Manager for the Fund, and Franklin Templeton Investments (ME) Limited ("FTIME").

Why is FTIME recommended to serve as the Fund's subadviser?
FTIME is recommended to serve as the Fund's subadviser in order to allow Messrs. Awny and Haglund to serve as additional portfolio managers for the Fund, providing support to Mr. Hardenberg.  Messrs. Awny and Haglund, each a senior vice president and senior executive director for FTIME with equity research responsibility for the Middle East and North Africa (MENA) and Sub-Saharan Africa regions, have been key contributors to the Frontier Markets Strategy since its inception.  Working as dedicated Frontier Markets portfolio analysts, Messrs. Awny and Haglund conduct primary research for key markets within the Frontier Markets Strategy and perform research to distill the Frontier Markets stock recommendations from TEMG's stock analysts globally into actionable recommendations specifically for the Frontier Markets portfolios.  Along with Mr. Hardenberg, Messrs. Awny and Haglund currently serve as portfolio managers for the offshore version of the Fund.
In recognition of the contributions of Messrs. Awny and Haglund to the Frontier Markets Strategy, shareholders of the Fund are being asked to approve the FTIME Subadvisory Agreement to allow Messrs. Awny and Haglund to serve as portfolio managers for the Fund.  The form of FTIME Subadvisory Agreement is included as Exhibit C to this proxy statement.
The addition of FTIME as a subadviser to the Fund will have no impact on the amount of investment management fees that are paid by the Fund or the fees paid by Fund shareholders because FTIME's fees would be paid from the fees that FTIML receives from the Fund pursuant to the New FTIML IM Agreement, if approved by shareholders.  Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.  The approval of the FTIME Subadvisory Agreement will not affect how the Fund is managed or the Fund's investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.
Additional Information about FTIME
On May 23, 2017, the Board of the Trust voted to approve the FTIME Subadvisory Agreement and to submit the FTIME Subadvisory Agreement to the Fund's shareholders for approval.
FTIME, with its principal offices at The Gate, East Wing, Level 2, Dubai International Financial Centre, P.O. Box 506613, Dubai, U.A.E., is the proposed subadviser for the Fund.  FTIME is organized as a limited company incorporated under the laws of Dubai International Financial Centre, United Arab Emirates ("U.A.E."), and is registered as an investment adviser with the SEC.
FTIME is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, and an indirect wholly owned subsidiary of Resources.  The following table sets forth the name and principal occupation of the principal executive officer and each director of FTIME.  Unless otherwise noted, the business address of the principal executive officer and each director in the table below is The Gate, East Wing, Level 2 Dubai International Financial Centre, P.O. Box 506613, Dubai, U.A.E.

Name and Address	Position	Principal Occupation
Mohieddine N. Kronfol	Director	Chief Investment Officer of Global Sukuk and MENA Fixed Income
Vivek M. Kudva Indiabulls Finance Centre Tower 2, 13th Floor Senapati Bapat Marg Elphinstone (West) Mumbai, 40013, India	Chairman	Managing Director for EMEA & India
Jayaram Subramaniam	Director	Vice President International Controller
Bassel Khatoun	Director	Chief Investment Officer for MENA Equities
Sandeep Singh	Chief Executive Officer, Senior Executive Officer and Director	Senior Director, Regional Head of Central Eastern Europe, Middle East and Africa

What are the material terms of the FTIME Subadvisory Agreement?
The terms of the FTIME Subadvisory Agreement are consistent with the terms of the latest forms of subadvisory agreements used across the FTI fund complex for wholly owned subadvisers.  Below is a summary of the material terms of the FTIME Subadvisory Agreement.  The following discussion is qualified in its entirety by reference to the form of FTIME Subadvisory Agreement attached as Exhibit C to this proxy statement.
Services.  Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of FTIML, FTIME will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.
Subadvisory Fees.  FTIME's provision of subadvisory services to the Fund will have no impact on the amount of investment management fees that are paid by the Fund because the fees that are received by FTIME will be paid directly by FTIML.
Under the FTIME Subadvisory Agreement, FTIML would pay FTIME a sub-advisory fee of 67% of the "net investment advisory fee" paid by the Fund to FTIML.  The net investment advisory fee is defined in the FTIME Subadvisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to FTIML, minus any Fund fees and/or expenses waived and/or reimbursed by FTIML, minus (ii) any fees payable by FTIML to FT Services for fund administrative services.
Payment of Expenses.  During the term of the FTIME Subadvisory Agreement, FTIME will pay all expenses incurred by it in connection with the services to be provided by it under the FTIME Subadvisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

Brokerage. FTIME will seek to obtain the most favorable price and execution available for the Fund's portfolio transactions.  The FTIME Subadvisory Agreement recognizes that FTIME may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Fund's policies and procedures, the terms of the New FTIML IM Agreement, the Fund's prospectus and Statement of Additional Information, and applicable law.
Limitation of Liability.  The FTIME Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of FTIME, neither FTIME nor any of its directors, officers, employees or affiliates will be subject to liability to FTIML, the Fund, or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
Continuance.  If shareholders of the Fund approve the FTIME Subadvisory Agreement, the FTIME Subadvisory Agreement will continue in effect for two years from the date of its execution, unless earlier terminated.  The FTIME Subadvisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Fund's Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a 1940 Act Majority of the Fund's shareholders, or (b) a majority of the Board as a whole.
Termination.  The FTIME Subadvisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to FTIML and FTIME, or by vote of a 1940 Act Majority of the Fund's shareholders, or (ii) by FTIML or FTIME upon not less than sixty (60) days' written notice to the other party.
What other Investment Companies are Managed by FTIME?
Information regarding other funds that are managed or sub-advised by FTIME that have investment objectives and strategies similar to the Fund is provided in Proposal 3, above.
What fees were paid by the Fund to affiliates of FTIME during the most recent fiscal year?
Information regarding the fees paid by the Fund to affiliates of FTIME during the most recently completed fiscal year is provided below, under "ADDITIONAL INFORMATION ABOUT THE FUND."
What did the Board consider when it approved the FTIME Subadvisory Agreement?
At an in-person meeting held on May 23, 2017 (Meeting), the Board of the Trust, including a majority of the Independent Trustees, reviewed and approved, and recommended to shareholders the approval of, the FTIME Subadvisory Agreement between FTIML and FTIME, an affiliate of FTIML, on behalf of the Fund, for an initial two year period. The Independent

Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the FTIME Subadvisory Agreement.
The Board reviewed and considered information provided by FTIME at the Meeting specifically for the purpose of considering the approval of the FTIME Subadvisory Agreement. The Board reviewed and considered all of the factors it deemed relevant in approving the FTIME Subadvisory Agreement, including, but not limited to:  (i) the nature, extent and quality of the services to be provided by FTIME under the FTIME Subadvisory Agreement; (ii) FTIME's experience as a manager of other funds and accounts, including those within the FTI organization; (iii) FTIME's strength and reputation within the industry; (iv) the extent to which economies of scale may be realized as the Fund grows; and (v) the fairness and reasonableness of the compensation under the FTIME Subadvisory Agreement.
The Board noted that management proposed that the Board approve the FTIME Subadvisory Agreement in order to facilitate certain portfolio management team changes. The Board also noted that the terms of the FTIME Subadvisory Agreement are consistent with the terms of the latest forms of sub-advisory agreements used across the FTI organization for wholly owned sub-advisers.  The Board confirmed with management that, under the FTIME Subadvisory Agreement, there will be no change in the level of investment management fees to be paid by the Fund, nor any change in the nature or quality of services to be provided to the Fund.
In approving the FTIME Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the proposed management fee is fair and reasonable and that the FTIME Subadvisory Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's determination.
Nature, Extent and Quality of Services.  The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by FTIME to the Fund and its shareholders. In particular, the Board reviewed and considered information regarding FTIME's experience as manager of other funds and accounts, including those within the FTI organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FTIME and FTIME's capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization. The Board's review and consideration of such information included its review and consideration of specific information provided with respect to the members of the Fund's new portfolio management team, including their background and skills, as well as their expertise in managing other funds with similar strategies to the Fund within the FTI organization. The Board noted that management was not proposing to change the Fund's investment goal, principal investment strategies or principal risks in connection with the approval of the FTIME Subadvisory Agreement.
Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTIME to the Fund and its shareholders.

Fund Performance.  The Board noted that the members of the proposed portfolio management team were new to the Fund and would replace the Fund's current portfolio management team. Accordingly, the Board did not consider the historic performance results of the Fund, other than to note prior discussions with management regarding the Fund's underperformance. The Board determined that it needed time to evaluate the effectiveness of management's actions.
Comparative Fees and Expenses.  The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by FTIME.  The Board concluded that the investment sub-advisory fee is fair and reasonable. In doing so, the Board confirmed with management that, under the FTIME Subadvisory Agreement, there will be no change in the level of investment management fees to be paid by the Fund. The Board noted that the addition of FTIME as a sub-adviser to the Fund will have no impact on the amount of the management fees that are paid by the Fund because FTIME's fees will be deducted from the fees that FTIML receives from the Fund. The Board further noted that the allocation of the fee between FTIML and FTIME reflected the services to be provided by each.
Profitability.  The Board did not specifically consider information regarding the profitability of FTIME with respect to the management of the Fund, as FTIME is a new manager for the Fund. The Board noted that it annually considers profitability information that addresses the overall profitability of FTI's U.S. fund business and that the Board will consider the profitability of FTIME with respect to the management of the Fund at that time. The Board also considered the extent to which FTIME might derive ancillary benefits from fund operations.
Economies of Scale.  The Board reviewed and considered the extent to which FTIME may realize economies of scale, if any, as the Fund grows larger and whether the Fund's management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund's shareholders by reducing the Fund's effective management fees as the Fund grows in size. The Board considered FTIME's view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments FTIME incurs across the Franklin Templeton family of funds as a whole. The Board concluded that the Fund's management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.
Conclusion.  Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the FTIME Subadvisory Agreement for an initial two year period.
What is the required vote on Proposal 4?
Approval of the FTIME Subadvisory Agreement requires the affirmative vote of a 1940 Act Majority of shareholders of the Fund.  If approved, the proposed FTIME Subadvisory Agreement is anticipated to become effective for the Fund shortly after the Meeting.

If Proposal 4 is not approved by shareholders of the Fund, the Board will consider what further actions to take, which may include, if Proposal 2 is approved, hiring FTIME as a subadviser and providing notice of such hiring to the Fund's shareholders pursuant to the Order.
THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" PROPOSAL 4
PROPOSAL 5:	TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION
The Board unanimously recommends that the shareholders of the Fund approve an amended fundamental investment policy regarding industry concentration for the Fund.
What is the fundamental investment policy regarding industry concentration?
The 1940 Act requires every investment company to adopt a fundamental investment policy regarding industry concentration. A fund is considered by the SEC staff to concentrate its investments in a particular industry or group of industries if the fund invests more than 25% of its net assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in a particular industry or group of industries. A "fundamental" policy may be modified only by a vote of a majority of the investment company's outstanding voting securities (as defined in the 1940 Act).
Generally, a fund may not reserve the freedom of action to concentrate pursuant to its investment manager's discretion and without shareholder approval, unless the specific conditions under which any changes in concentration will be made are set forth in the fund's registration statement. To satisfy this standard, the SEC staff believes that a fund must clearly describe, in as much detail as is practicable, the circumstances under which the fund may concentrate its investments.
Currently, the Fund may only concentrate in an industry up to 35% of the Fund's net assets if such industry represents over 20% of the Fund's current primary benchmark index (the MSCI Frontier Markets Index). The Fund has the following fundamental investment policy regarding industry concentration:
The Fund may not:
Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund may invest between 25% and 35% of its net assets in securities of any industry if, at the time of investment, that industry represents 20% or more of the Fund's current benchmark.
The Fund's concentration policy is recommended to be amended so that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in the financial services group of industries.

The frontier markets investable universe, due to its underdeveloped nature, can have a significant concentration in a single industry or group of related industries. The financial services group of industries has consistently been the largest sector within frontier markets, representing over 40% of the MSCI Frontier Markets Index (the Fund's benchmark index) since the Fund's inception in 2008. As of May 31, 2017, the financial services group of industries represented 43.4% of the MSCI Frontier Markets Index and the Fund's investments in such group of industries represented 34.9% of the Fund's portfolio. While the Fund's current concentration policy permits the Fund to invest up to 35% of its net assets in a single industry, such policy creates a notable weighting difference between the Fund and the broader investment opportunity set in frontier markets, which may have a material impact on the performance of the Fund.
Given the historical and current prominence of the financial services group of industries to frontier markets, the Investment Manager expects this group of industries to remain a prominent component of frontier markets for the foreseeable future. The Investment Manager believes that, by extending the Fund's ability to invest in the financial services group of industries above 35% of its net assets, the Fund can better capitalize on investment opportunities across frontier markets, while investing in accordance with its historic investment strategy.
Specifically, the Fund's fundamental investment policy regarding concentration is recommended to be replaced with the following:
The Fund may not:
Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the financial services group of industries.
Although not part of the Fund's fundamental investment restriction, for illustrative purposes, such industries currently include, but are not limited to, banking, diversified financial services (such as savings and loans, credit cards, securities brokerage, sub-prime lending, investment management) and insurance.
What effect will amending the current investment policy regarding industry concentration have on the Fund?
Currently, the Fund may only concentrate in an industry up to 35% of the Fund's net assets if such industry represents over 20% of the MSCI Frontier Markets Index. If approved by shareholders of the Fund, the amended fundamental investment policy regarding concentration would require the Fund to invest more than 25% of its net assets in the securities issued by companies operating in the financial services group of industries, and it is expected that the Fund may at times invest more than 35% of its net assets in such group of industries. The Fund has approximately 35% of its net assets invested in the financial services group of industries under its current concentration policy and, with few exceptions, has invested more than 25% of its net assets in the financial services group of industries since at least March 2013 (in part due to appreciation of the Fund's investments in financial services).
Currently, the Fund's investments in the financial services group of industries are significant and the Fund is particularly sensitive to the risks of such group of industries. To the extent that the Fund increases its investments in financial services, such risks will also increase. These risks include the effects of: (1) changes in interest rates on the profitability of banks; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company's loans, other financial commitments, product lines and other operations; and (5) ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry's regulatory framework). In addition, the oversight of, and regulations applicable to, companies in the financial services group of industries in frontier markets may be ineffective and underdeveloped relative to more developed markets. Furthermore, the impact of recent or future regulation in various countries on any individual bank or on the sector as a whole can be very difficult to predict.
If approved by shareholders of the Fund, the amended fundamental investment policy regarding industry concentration would become effective as of the date the Fund's shareholders are notified that the changes have been made, through supplements to the Fund's prospectus and statement of additional information.
What is the required vote on Proposal 5?
To approve Proposal 5, the Fund must receive the affirmative 1940 Act Majority Vote of its shareholders.
If Proposal 5 is not approved by shareholders of the Fund, the current fundamental investment policy will remain in effect for the Fund.
THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS
 THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 5

PROPOSAL 6:	TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES
Under the 1940 Act, a fund must have a fundamental investment policy governing investments in "commodities."  The 1940 Act does not prohibit a fund from investing in commodities.  The Fund's current fundamental investment restriction regarding commodities is as follows:
[The Fund may not:]  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

The Investment Manager and the Board are recommending that the Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund's investment goal and subject to oversight by the Board.  Since the adoption of the Fund's current fundamental investment restriction regarding commodities, the financial markets and related regulation by the SEC, the U.S. Commodity Futures Trading Commission ("CFTC") and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments.  Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.
The proposed standardized fundamental investment restriction regarding investments in commodities is as follows:
[The Fund may not:  ]Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current commodities restriction have on the Fund?
The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board.  Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives.  In addition, the Fund currently relies on CFTC Rule 4.5 for an exclusion from commodity pool operator registration, and the Investment Manager intends to continue to limit the Fund's use of commodity interests to the trading limitations set forth in the rule.  Therefore, it is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.
What is the required vote on Proposal 6?
To approve Proposal 6, the Fund must receive the affirmative 1940 Act Majority Vote of its shareholders.
If Proposal 6 is not approved by shareholders, the Fund's current fundamental investment restriction regarding commodities will remain in effect.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" PROPOSAL 6

♦	ADDITIONAL INFORMATION ABOUT THE FUND
The Administrator.  Pursuant to a subcontract for fund administration services with the Investment Manager, FT Services provides certain administrative functions for the Fund.  FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager and the Trust's principal underwriter.  The fee for administrative services provided by FT Services is paid by the Investment Manager based on the Fund's average daily net assets, and is not an additional expense of the Fund.
The Investment Manager paid FT Services administrative fees of $289,069 during the Fund's most recently completed fiscal year.
FT Services will continue to provide administrative services to the Fund after the Meeting.
The Underwriter.  The principal underwriter for the Trust is Franklin/Templeton Distributors, Inc. ("FT Distributors"), One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, FT Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.
During the Fund's most recently completed fiscal year, the total Rule 12b-1 fees received by FT Distributors from the Fund's Class A Shares, Class C Shares and Class R Shares totaled $29,160, and the amounts retained by FT Distributors totaled $4,717.
FT Distributors does not receive compensation from the Fund for acting as the principal underwriter with respect to the Fund's Class R6 and Advisor Class shares.
FT Distributors will continue to act as the principal underwriter for the Trust after the Meeting.
The Transfer Agent.  The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC ("FTIS"), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.
The transfer agent fees paid by the Fund during the fiscal year ended March 31, 2017, and the amount of such fees retained by FTIS were $190,975 and $143,714, respectively.
FTIS will continue to act as the transfer agent and shareholder servicing agent for the Fund after the Meeting.
The Custodian.  The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters.  The Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders are available free of charge.  To obtain a copy, please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.
Shareholders Sharing the Same Address.  If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address.  Please call 1-800/DIAL BEN® ((800)342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.
Outstanding Shares and Principal Shareholders.  The outstanding shares and classes of the Fund as of May 31, 2017 were as follows:
Class	Number of Outstanding Shares
Class A Shares	4,195,692.27
Class C Shares	1,683,138.53
Class R Shares	8,716.46
Class R6 Shares	428,067.52
Advisor Class Shares	3,669,131.38
Total Shares	9,984,746.16

The names and addresses of shareholders that owned beneficially or of record 5% or more of the outstanding shares of any class or the Fund are set forth in Exhibit D.  To the knowledge of the Fund's management, as of May 31, 2017, there were no other shareholders, except as set forth in Exhibit D, owning beneficially or of record more than 5% of the outstanding shares of any class of the Fund.
[In addition, to the knowledge of the Trust's management, as of May 31, 2017 and except as noted above under Proposal 1, no nominee or Board member of the Trust owned 1% or more of the outstanding shares of the other classes of the Trust or the Fund, and the Board members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the other classes of the Trust or the Fund.]
Contacting the Board.  If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust's offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention:  Secretary.  The correspondence will be given to the Board for review and consideration.

♦	FURTHER INFORMATION ABOUT VOTING AND THE MEETING
Solicitation of Proxies.  Your vote is being solicited by the Board.  AST/DF King Group (the "Solicitor") has been engaged to assist in the solicitation of proxies.  The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be $26,914 and will be borne 60% by the Fund and 40% by the Investment Manager or its affiliates.  With respect to the solicitation costs to be borne by the Fund, to the extent that the costs can be identified for a particular fund of the Trust (such as a proposal that affects only one fund of the Trust), such costs will be paid by the fund.
As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  FTI and the Trust reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions.  The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication.  Trustees and officers of the Trust, and regular employees and agents of the Investment Manager or its affiliates, involved in the solicitation of the proxies are not reimbursed.
Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder's instructions on the Proposals.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement.  The Solicitor will record the shareholder's instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
A shareholder may also vote by submitting the proxy card or voting instruction form originally sent with this proxy statement by mail, via telephone (if eligible), via the Internet (if eligible) or by attending the Meeting in person.
Voting by Broker-Dealers.  The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for the broker-dealer firms' customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation/voting instruction materials, the Trust understands that broker-dealers may vote on Proposal 1- To Elect a Board of

Trustees – on behalf of the broker-dealer firms' customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms' names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms' vote shares for which they received instructions.
Quorum.  For Proposal 1, holders of 40% of the outstanding shares of the Trust (including the Fund and all other funds of the Trust for which votes are being solicited pursuant to separate proxy statements) present in person or represented by proxy, constitute a quorum at the Meeting for purposes of acting upon such Proposal.  For Proposals 2-6, holders of 40% of the outstanding shares of the Fund, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon such Proposals.  The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee has voted such shares in its discretion on Proposal 1, but (iii) the broker or nominee does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.
Method of Tabulation.  The vote required to approve each Proposal is set forth in the discussion of the Proposal above.  Generally, abstentions and broker non-votes on each Proposal will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes may have the same effect as a vote "against" Proposals 2-6, but will not have an effect on Proposal 1, which requires a plurality of votes cast for approval.
Simultaneous Meetings.  The Meeting is to be held at the same time as the meetings of shareholders of other U.S. registered investment companies in the FTI fund complex.  If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.
Adjournment.  The Meeting, whether or not a quorum is present,  may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers.  Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Trust's By-Laws, including to allow for the further solicitation of proxies.  Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment to the extent permitted under applicable federal securities laws, state law, and the Trust's governing instruments.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

Shareholder Proposals.  The Trust is not required and does not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders of the Trust or the Fund should send his or her written proposal to the Trust's offices:  300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention:  Secretary, so that it is received within a reasonable time before the Trust begins to print and send its proxy materials for such meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and the Trust's governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.
No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law, and the Trust's governing instruments, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC's proxy rules.
By Order of the Board of Trustees,

Craig S. Tyle, Vice President

August ___, 2017

EXHIBIT A
NOMINATING COMMITTEE CHARTER

I.	The Committee.
The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board").  The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board.  The Committee shall be comprised entirely of "independent members."  For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.	Board Nominations and Functions.
1.
The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board.  The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.
3.
The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.
The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices.  The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	Committee Nominations and Functions.
The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.
A-1

EXHIBIT A (cont'd)
IV.	Other Powers and Responsibilities.
1.
The Committee shall meet at least once each year or more frequently in open or executive sessions.  The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate.  The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.
4.
A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws.  In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.
ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY
The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

A-2

EXHIBIT B

FORM OF
INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED
AGREEMENT made as of [_______], 201[_], between TEMPLETON GLOBAL INVESTMENT TRUST (hereinafter referred to as the "Trust"), on behalf of Templeton Frontier Markets Fund (the "Fund"), and FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED (hereinafter referred to as the "Manager").
In consideration of the mutual agreements herein made, the Trust, on behalf of the Fund, and the Manager understand and agree as follows:
(1)
The Manager agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund's assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section (4) of this Agreement, as may be supplemented from time to time, consistent with the provisions of the Trust's Agreement and Declaration of Trust, as amended and restated from time to time, and the investment policies adopted and declared by the Trust's Board of Trustees.  In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment and reinvestment of the Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement those determinations.  Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised, subject to guidelines adopted by the Board of Trustees.

(2)
The Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio trans-actions consistent with the Trust's brokerage policies and, when applicable, the negotiation of commissions in connection therewith.

All decisions and placements shall be made in accordance with the following principles:
(a)
Purchase and sale orders will usually be placed with brokers which are selected by the Manager as able to achieve "best execution" of such orders.  "Best execution" shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth.  The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental

EXHIBIT B (cont'd)

and are weighed by the Manager in determining the overall reasonableness of brokerage commissions.
(b)
In selecting brokers for portfolio transactions, the Manager shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

(c)
The Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which the Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion.  In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.  In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that the research services provide lawful and appropriate assistance to the Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range.  Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Manager are useful to the Manager in performing its advisory services under this Agreement.  Research services provided by brokers to the Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Manager under this Agreement.  Research furnished by brokers through which the Fund effects securities transactions may be used by the Manager for any of its accounts, and not all such research may be used by the Manager for the Fund.  When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

EXHIBIT B (cont'd)

(d)
Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Manager, better prices and execution may be obtained on a commission basis or from other sources.

(3)
Decisions on proxy voting shall be made by the Manager and as may be requested from time to time by a sub-adviser unless the Trust's Board of Trustees determines otherwise. Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time or as may be requested from time to time by a sub-adviser, and shall not be required to seek or take instructions from the Fund with respect thereto. With respect to litigation, class action settlements or regulatory actions relating to securities held by the Fund, the Manager and any sub-adviser shall comply with such policies and procedures relating to such matters as may be adopted from time to time by the Board of Trustees on behalf of the Trust.

(4)
The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund's investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund's compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund's compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund's compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund's investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates.  Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

EXHIBIT B (cont'd)

(5)	It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:
(a) Fees and expenses paid to the Manager as provided herein;
(b) Expenses of all audits of the Fund by independent public accountants;
(c) Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of shares with respect to the Fund;
(d) Expenses of obtaining quotations for calculating the value of the Fund's net assets;
(e) Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;
(f) Taxes levied against the Fund;
(g) Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;
(h) Costs, including the interest expense, of borrowing money;
(i) Costs incident to meetings of the Board of Trustees of the Trust and shareholders of the Fund, reports to the Fund's shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund's and the Trust's legal existence, except as otherwise agreed to by the Trust, on behalf of the Fund, and the Manager or its affiliates;
(j) Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;
(k) Trustees' fees and expenses of trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;
(l) Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws, including the printing and mailing of prospectuses to its shareholders and any other related regulatory expenses;
(m) Trade association dues;
(n) The Fund's pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and
(o) The Fund's portion of the cost of any proxy voting service used on its behalf.

EXHIBIT B (cont'd)

(6)
The Fund agrees to pay to the Manager a monthly fee in dollars at an annual rate of 1.45% of the first $500 million of the daily net assets of the Fund during the month preceding each payment, reduced as follows:  on such net assets in excess of $500 million up to and including $5 billion, a monthly fee equal on an annual basis to 1.40%; on such net assets in excess of $5 billion up to and including $10 billion, a monthly fee equal on an annual basis to 1.35%; on such net assets in excess of $10 billion up to and including $15 billion, a monthly fee equal on an annual basis to 1.30%; on such net assets in excess of $15 billion up to $20 billion, a monthly fee equal on an annual basis to 1.25%; on such net assets in excess of $20 billion, a monthly fee equal on an annual basis to 1.20%, payable at the end of each calendar month.  The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.  The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

(7)
The Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (each, a "Sub-Adviser") to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Fund for which it is responsible under Sections (1) and (2) of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund's investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, and the approval of the Fund's shareholders, if required.  The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund's investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund's shareholders, if any is required, is obtained.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Sections (1) and (2) of this Agreement and not expressly delegated to one or more Sub-Advisers.

The Manager may, at its expense, also delegate to one or more entities some of the services for the Fund for which the Manager is responsible under Section (3) of this Agreement.  The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each such entity in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section (3) of this Agreement and not expressly delegated to one or more such entities.

EXHIBIT B (cont'd)

(8)	In performing the services set forth in this Agreement, the Manager:
(a)
shall conform with the Investment Company Act of 1940 (the "1940 Act") and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust's Board, and with the provisions of the Fund's Registration Statement filed on Form N-1A as supplemented or amended from time to time;

(b)
will make available to the Trust, promptly upon request, any of the Fund's books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager's services under this Agreement that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(9)
This Agreement shall be effective as of the date first written above and shall continue in effect for two years.  If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of Trustees as a whole.

(10)
Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust's Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).
(11)
In the event this Agreement is terminated and the Manager no longer acts as Manager to the Fund, the Manager reserves the right to withdraw from the Fund the use of the name "Templeton" or any name misleadingly implying a continuing relationship between the Fund and the Manager or any of its affiliates.

(12)
Except as may otherwise be provided by the 1940 Act, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of

EXHIBIT B (cont'd)

the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Manager's part or by reason of reckless disregard of the Manager's duties under this Agreement.  It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Manager.  It is further understood and acknowledged by the Trust that investment decisions made on behalf of the Fund by the Manager are subject to a variety of factors that may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Manager will not always be profitable or prove to have been correct.
(13)
The Manager shall indemnify and hold harmless the Trust, the Fund and its officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.

(14)
It is understood that the services of the Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients that may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others.  When the Manager determines to buy or sell the same security for the Fund that the Manager or one or more of its affiliates has selected for clients of the Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Manager, with approval by the Trust's Board of Trustees, to be impartial and fair.

(15)	Certain Information About the Manager.
(i)	The Manager's full name and address is:
Franklin Templeton Investment Management Limited
Cannon Place
78 Cannon Street
London, EC4N 6HL, England
Certain Information About the Trust.  The Trust's full name and verified address is:
Templeton Global Investment Trust
300 S.E. 2nd Street
Fort Lauderdale, Florida 33301-1923
(16)
This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed as being inconsistent with applicable federal and state securities laws and any rules, regulations and orders thereunder.

EXHIBIT B (cont'd)

(17)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(18)	Nothing herein shall be construed as constituting the Manager an agent of the Trust.
(19)
Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.

TEMPLETON GLOBAL INVESTMENT TRUST on behalf of Templeton Frontier Markets Fund By: Name: [ ] Title: [ ] FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED By: Name: [ ] Title: [ ]

EXHIBIT C

FORM OF
SUB-ADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED
THIS SUB-ADVISORY AGREEMENT (the "Agreement"), made as of the [__] day of [______] 201[_], by and between FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED, a company limited by shares incorporated in England ("FTIML"), and FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED, a limited company incorporated under the laws of Dubai International Financial Centre, United Arab Emirates ("FTIME").
WITNESSETH
WHEREAS, FTIML and FTIME are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and are engaged in the business of supplying investment management services, as an independent contractor;
WHEREAS, FTIML, pursuant to an investment management agreement ("Investment Management Agreement"), has been retained to render investment management services to Templeton Frontier Markets Fund (the "Fund"), a series of Templeton Global Investment Trust (the "Trust"), an investment management company registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); and
WHEREAS, FTIML desires to retain FTIME to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTIME is interested in furnishing said services.
NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:
(1) FTIML hereby retains FTIME, and FTIME hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.
(a) Subject to the overall policies, direction and review of the Trust's Board of Trustees (the "Board") and to the instructions and supervision of FTIML, FTIME agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.  FTIML will continue to have full responsibility for all investment advisory services provided to the Fund.
(b) Both FTIME and FTIML may place all purchase and sale orders on behalf of the Fund.
(c) Unless otherwise instructed by FTIML or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by

EXHIBIT C (cont'd)

FTIML or by the Board, FTIME shall report daily all transactions effected by FTIME on behalf of the Fund to FTIML and to other entities as reasonably directed by FTIML or the Board.
(d) For the term of this Agreement, FTIME shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.
(e) In performing its services under this Agreement, FTIME shall adhere to the Fund's investment objective, policies and restrictions as contained in the Fund's Prospectus and Statement of Additional Information, and in the Trust's Agreement and Declaration of Trust, and to the investment guidelines most recently established by FTIML and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.
(f) In carrying out its duties hereunder, FTIME shall comply with all reasonable instructions of the Fund or FTIML in connection therewith.
(2) In performing the services described above, FTIME shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTIME may, to the extent authorized by law and in accordance with the terms of the Fund's Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTIME's overall responsibilities with respect to accounts managed by FTIME.  FTIME may use for the benefit of its other clients any such brokerage and research services that FTIME obtains from brokers or dealers. To the extent authorized by applicable law, FTIME shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.
(3)         (a)                               FTIML shall pay to FTIME a monthly fee in U.S. dollars equal to 67% of the net investment advisory fee payable by the Fund to FTIML (the "Net Investment Advisory Fee"), calculated daily, as compensation for the services rendered and obligations assumed by FTIME during the preceding month.
For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to FTIML shall equal (i) 96% of an amount equal to the total investment management fees payable to FTIML, minus any Fund fees and/or expenses waived or reimbursed by FTIML, minus (ii) any fees payable by FTIML to Franklin Templeton Services, LLC for fund administrative services.

EXHIBIT C (cont'd)

The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by FTIML relating to the previous month.
(b) If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.
(4) It is understood that the services provided by FTIME are not to be deemed exclusive. FTIML acknowledges that FTIME may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, "Clients").  FTIML agrees that FTIME may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTIME may use information furnished by others to FTIML and FTIME in providing services to other such Clients.
(5) FTIME agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.
(6) During the term of this Agreement, FTIME will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FTIML will be responsible for all of their respective expenses and liabilities.
(7) FTIME shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FTIML or the Fund in any way, or in any way be deemed an agent for FTIML or the Fund.
(8) FTIME will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIME may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.
(9) This Agreement shall become effective as of the date first written above and shall continue in effect for two years.  If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of

EXHIBIT C (cont'd)

voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of Trustees as a whole.
(10)       (a)                Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to FTIML and FTIME, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by FTIML or FTIME upon not less than sixty (60) days' written notice to the other party.
(b) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between FTIML and the Fund. ("Assignment" has the meaning set forth in the 1940 Act.)
(11)       (a)                In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIME, neither FTIME nor any of its directors, officers, employees or affiliates shall be subject to liability to FTIML, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
(b) Notwithstanding paragraph 11(a), to the extent that FTIML is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a "liability") for any acts undertaken by FTIME pursuant to authority delegated as described in Paragraph 1(a), FTIME shall indemnify FTIML and each of its affiliates, officers, directors and employees (each a "Franklin Indemnified Party") harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.
(c) No provision of this Agreement shall be construed to protect any director or officer of FTIML or FTIME from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.
(12) In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIME hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund's direction, any of such records upon the Fund's request. FTIME further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.
(13) Upon termination of FTIME's engagement under this Agreement or at the Fund's direction, FTIME shall forthwith deliver to the Fund, or to any third party at the Fund's direction, all records, documents and books of accounts which are in the possession or control of FTIME and relate directly and exclusively to the performance by FTIME of its obligations under

EXHIBIT C (cont'd)

this Agreement; provided, however, that FTIME shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTIME shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.
Termination of this Agreement or FTIME's engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.
(14) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.
(15) Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:
(i)  to FTIML:
Cannon Place
78 Cannon Street
London, England EC4N 6HL
United Kingdom
Facsimile: [__________]

to FTIME:
 The Gate, East Wing, Level 2
Dubai International Financial Centre
P.O. Box 506613, Dubai, U.A.E
Facsimile: [____________]
(16) This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.
(17) FTIME acknowledges that it has received notice of and accepts the limitations of the Trust's liability as set forth in its Agreement and Declaration of Trust.  FTIME agrees that the Trust's obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that FTIME shall not seek satisfaction of any such obligation from any shareholders of the Trust, the Fund nor from any trustee, officer, employee or agent of the Trust, or from any other series of the Trust.

EXHIBIT C (cont'd)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED By: Name: [Name] Title: [Title] FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED By: Name: [Name] Title: [Title]

EXHIBIT D

PRINCIPAL HOLDERS OF FUND SHARES AS OF MAY 31, 2017
As of May 31, 2017, the following shareholders owned of record and beneficially 5% or more of the outstanding shares of the Fund.  For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to "control" such company.  Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.
Name and Address	Share Amount	Percentage of Class (%)
CLASS A SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	797,545.25	19.05
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	532,272.22	12.71
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	350,051.76	8.36
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	363,256.27	8.68
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	227,605.82	5.44
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311	108,701.57	6.46
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	138,362.39	8.22
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	505,329.73	30.04
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	289,150.96	17.19
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	92,815.09	5.52
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	265,952.01	7.26
D-1

EXHIBIT D (cont'd)

Name and Address	Share Amount	Percentage of Class (%)
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	186,580.01	5.09
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	845,287.75	23.06
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	337,738.95	9.21
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	279,574.07	7.63
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	186,760.12	5.09
CLASS R SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	3,282.95	37.66
Albert Mevorah Trustee Max Bussel & Company PS Plan 285 Durham Avenue, Suite 2D South Plainfield, NJ 07080-2546	672.684	7.72
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	466.17	5.35
Stifel Nicolaus & Company, Inc.* 501 North Broadway St. Louis, MO 63102-2131	2,140.54	24.56
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	1,679.27	19.27
CLASS R6 SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	427,101.23	99.77

*For the benefit of its customer(s).

D-2

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at proxyonline.com/FT using your control *number* found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **XXX-XXX-XXXX** Monday through Friday 9 a.m. to 10 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

Templeton Frontier Markets Fund

a series of Templeton Global Investment Trust ("Trust")

Special Meeting of Shareholders to be Held on October 30, 2017

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted FOR each Proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO EXECUTE THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(5) J. Michael Luttig	(9) Larry D. Thompson		
(2) Ann Torre Bates	(6) Gregory E. Johnson	(10) Constantine D. Tseretopoulos	☐	☐
(3) Mary C. Choksi	(7) Rupert H. Johnson, Jr.	(11) Robert E. Wade		
(4) Edith E. Holiday	(8) David W. Niemiec			

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ FOR ALL, EXCEPT ______________________________

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] FrontierMkt5.4